UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 14, 2009

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Continental Boulevard El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 14, 2009, Mattel, Inc. (the “Company”) provided written notice to the New York Stock Exchange (the “NYSE”) that the Company expects to voluntarily cease trading on the NYSE, effective on or about September 25, 2009, and intends to transfer its listing to the NASDAQ Global Select Market (“NASDAQ”). The Company’s common stock, $1.00 par value per share, has been approved for listing on NASDAQ and is expected to commence trading on or about September 28, 2009 under the Company’s current stock symbol “MAT”.

A copy of the Company’s press release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.0	Press release of Mattel, Inc., dated September 14, 2009.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

By:	/s/ Robert Normile
Robert Normile
Senior Vice President, General Counsel and Secretary

Date: September 14, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.0	Press release of Mattel, Inc., dated September 14, 2009.